UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2008

Electronics for Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way

Foster City, California 94404

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2008, in connection with the previously completed review by a special committee of our Board of Directors of historical stock option granting practices and the proposed settlement of related shareholder derivative litigation, our executive officers (Guy Gecht, Fred Rosenzweig and John Ritchie) and certain of our non-employee directors (James S. Greene and Dan Maydan) each entered into an Amendment of Stock Option Agreement and Stock Option Repayment Agreement with the Company pursuant to which such executive officer or director agreed (i) to amend the exercise price of outstanding stock options that were recorded with incorrect measurement dates to equal the fair market value of a share of our common stock on the revised measurement date for such options, and (ii) to repay to the Company, in cash or by surrendering certain outstanding stock options as further set forth in his respective agreement, an amount equal to the excess of the fair market value of our common stock on the revised measurement date over the exercise price for certain stock options which he previously has exercised, net of taxes.

Mr. Gecht and Mr. Rosenzweig have also agreed to forfeit additional options under the proposed settlement of the shareholder derivative litigation with respect to the Company’s historic stock option granting practices. Options surrendered pursuant to this requirement of the derivative litigation settlement are not eligible for surrender and credit against the repayment requirement described above.

In addition, on August 29, 2008, Gill Cogan, the interim Chairman of our Board of Directors, entered into an Amendment of Stock Option Agreement under which he agreed to amend the exercise price of outstanding stock options that were recorded with incorrect measurement dates to equal the fair market value of a share of our common stock on the revised measurement date for such options. Mr. Cogan had no repayment obligation, inasmuch as he did not previously exercise any options having an exercise price less than fair market value on the revised measurement date.

Copies of the agreements executed by our executive officers and the directors named above are filed as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of these agreements is qualified in its entirety by reference to the full text of the agreements.

Item 7.01.	Regulation FD Disclosure.

On September 4, 2008, the Delaware Chancery Court approved the previously disclosed proposed settlement of related shareholder derivative litigation concerning the Company’s historical option granting practices.

Also as previously disclosed, among other things the settlement provides for receipt by the Company of $5 million in insurance proceeds and the payment by the Company of approximately $3.08 million in plaintiffs’ attorneys’ fees and costs, as well as the adoption of certain remedial measures, including the cancellation and repricing of certain stock options, certain payments to be made to the Company and the adoption of a number of changes to EFI’s corporate governance and procedures.

The information in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this item shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On August 22, 2008, our Board of Directors amended our Board of Director Guidelines and Nominating and Governance Committee Charter to implement a majority voting policy for the election of directors. Under these amendments, in the event that a nominee for director in an uncontested election receives more “withheld” votes for his or her election than “for” votes, the director must submit a resignation to the Board of Directors. The Nominating and Governance Committee of the Board of Directors will evaluate and make a recommendation to the Board of Directors with respect to the offered resignation. The Board of Directors will take action on the recommendation within 90 days following certification of the stockholder vote. No director who tenders a resignation may participate in the Nominating and Governance Committee’s or the Board of Directors’ consideration of the matter. The Company will publicly disclose the Board of Directors’ decision including, as applicable, the reasons for rejecting a resignation.

Our amended Board of Director Guidelines and Nominating and Corporate Governance Committee Charter will be available on our website at www.efi.com. Information contained or referenced on our website is not incorporated by reference into and does not form a part of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and Guy Gecht.

10.2	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and Fred S. Rosenzweig.

10.3	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and John Ritchie.

10.4	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and James S. Greene.

10.5	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and Dan Maydan.

10.6	Amendment of Stock Option Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and Gill Cogan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 5, 2008	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ John Ritchie
	Name:	John Ritchie
	Title:	Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 5, 2008

Exhibit No.	Description

10.1	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and Guy Gecht.

10.2	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and Fred S. Rosenzweig.

10.3	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and John Ritchie.

10.4	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and James S. Greene.

10.5	Amendment of Stock Option Agreement and Stock Option Repayment Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and Dan Maydan.

10.6	Amendment of Stock Option Agreement, dated as of August 29, 2008, by and between Electronics for Imaging, Inc. and Gill Cogan.